Exhibit 32

Certification of Periodic Financial Report by the Chief Executive Officer and
Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Hartford Great Health Corp. (the “Company”), hereby certify, based on our knowledge, that the Annual Report on Form 10-K of the Company for the year ended July 31, 2018 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2018	/s/ XIN DONG
Xin Dong Chief Executive Officer

Date: November 14, 2018	/s/ SHENG-YIH CHANG
Sheng-Yih Chang Chief Financial Officer